UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2016

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Amended Executive Incentive Plan

On December 15, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Synopsys, Inc. (the “Company”) approved an amendment to the Company’s Executive Incentive Plan (the “Amended EIP”), which is applicable to “officers” of the Company as such term is defined in Rule 16a-1(f) under Section 16 of the Securities Exchange Act of 1934. Under the Amended EIP, bonuses will be earned only if the Company achieves a “Funding Goal” selected by the Committee. If the “Funding Goal” is achieved, the Company’s bonus pool will be initially funded at the maximum level for each participant. The Committee will then determine the amount of the final award earned by each participant based on the Company’s achievement of corporate revenue and operating margin goals using the formula set forth in the Amended EIP, consistent with prior years. The maximum award per participant continues to be 200% of the participant’s target bonus amount, and in no case more than the stockholder approved limit set forth in the Company’s 2006 Employee Equity Incentive Plan (the “2006 Plan”) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. In addition, the Amended EIP was updated to reflect recent changes in law and administrative practices. Amounts earned under the Amended EIP continue to be subject to the Company’s Compensation Recovery Policy.

The foregoing summary of the Amended EIP does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended EIP, a copy of which is filed as Exhibit 10.18 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended Co-CEO Employment Agreements and Amended Executive Change of Control Severance Benefit Plan

On December 15, 2016, the Committee also approved amendments to (i) employment agreements between the Company and Dr. Aart de Geus, the Company’s Co-Chief Executive Officer and Chairman of the Board, and Dr. Chi-Foon Chan, the Company’s Co-Chief Executive Officer and President (the “Amended Co-CEO Employment Agreements”) and (ii) the Company’s Amended and Restated Executive Change of Control Severance Benefit Plan (the “Amended Executive CIC Plan”), in each case, primarily to reflect recent changes in law and administrative practices.

The foregoing summary of the Amended Co-CEO Employment Agreements and the Amended Executive CIC Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended Co-CEO Employment Agreements and the Amended Executive CIC Plan, copies of which are filed as Exhibit 10.16, Exhibit 10.17 and Exhibit 10.19 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.16	Amended and Restated Employment Agreement, dated December 15, 2016, by and between Synopsys, Inc. and Dr. Aart de Geus

10.17	Amended and Restated Employment Agreement, dated December 15, 2016, by and between Synopsys, Inc. and Dr. Chi-Foon Chan

10.18	Executive Incentive Plan, as amended on December 15, 2016

10.19	Amended and Restated Executive Change of Control Severance Benefit Plan, as amended on December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: December 21, 2016	By:	/s/ John F. Runkel, Jr.
John F. Runkel, Jr. General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.16	Amended and Restated Employment Agreement, dated December 15, 2016, by and between Synopsys, Inc. and Dr. Aart de Geus

10.17	Amended and Restated Employment Agreement, dated December 15, 2016, by and between Synopsys, Inc. and Dr. Chi-Foon Chan

10.18	Executive Incentive Plan, as amended on December 15, 2016

10.19	Amended and Restated Executive Change of Control Severance Benefit Plan, as amended on December 15, 2016